Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Dec. 31, 2014	Dec. 31, 2013
Revenue	$ 38	$ 47	$ 90	$ 152
Cost of revenue	50	22	50	182
Gross profit	(12)	25	40	(30)
Research and development	845	174	1,426	772
Selling, general and administrative	1,577	516	4,276	3,129
Total operating expenses	2,422	690	5,702	3,901
Loss from operations	(2,434)	(665)	(5,662)	(3,931)
Interest expense, net	(83)	(158)	(567)	(447)
Other income (expense), net	(7)	21	49	61
Net loss	$ (2,524)	$ (802)	$ (6,180)	$ (4,317)
Net loss per share:
Basic and diluted (in Dollars per share)	$ (0.14)	$ (15.20)	$ (1.27)	$ (81.81)
Weighted average shares used in computing net loss per common share
Basic and diluted (in Shares)	18,341,294	52,768	4,865,546	52,768